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                                                                   EXHIBIT 10.26

                                 PROMISSORY NOTE

$409,340                                                         January 1, 2002

         FOR VALUE RECEIVED, the undersigned, BART C. SHULDMAN (the "Maker"), promises to pay to the order OF TRANSACT TECHNOLOGIES INCORPORATED (the "Lender"), at its office at 7 Laser Lane, Wallingford, Connecticut (the "Holder"), or at such other place as the Holder hereof may designate from time to time, in lawful money of the United States, the principal sum of Four Hundred Nine Thousand Three Hundred Forty Dollars ($409,340), together with interest thereon computed. Such new principal amount represents the original loan of $330,000 made on February 23, 1999, plus interest accrued to December 31, 2001.

         1. (a) The Maker shall repay the principal amount of this Note, together with accrued interest, on February 23, 2004 (the "Maturity Date"), unless the Maturity Date has been advanced pursuant to the terms hereof; provided, however, the Holder, in its sole and absolute discretion, may elect to accelerate the indebtedness of this Note upon the occurrence of an Event of Default (as defined below).

         (b) The Maker may prepay all or any part of the amounts outstanding under this Note at any time and from time to time without premium or penalty.

         (c) Only such amounts advanced to the undersigned (less repayments, if any), together with (a) interest thereon, (b) all taxes levied or assessed against the Holder on this Note or the debt evidenced hereby, except for income or other similar taxes, however designated, on income derived by the Holder herefrom, and (c) all costs, expenses, attorneys' fees and professionals' fees incurred by the Holder in (i) any action to collect this Note or to foreclose any security for this Note, or (ii) in protecting or sustaining the lien of any security, or (iii) in any litigation or controversy arising from or connected with any security agreement or this Note, shall be deemed due hereunder.

         2. (a) Commencing on the date hereof through December 31, 2002, interest under this Note shall accrue monthly on the principal amount at the beginning of such month at a variable rate that is the greater of (i) the average interest rate paid by the Company during such month, as calculated under the Lender's credit facility with its primary lender (currently LaSalle Business Credit), and which rate shall be subject to adjustment as and when adjusted under the terms of such credit facility or any replacement credit facility or
(ii) the Applicable Federal Rate published by the Internal Revenue Service each month in the Internal Revenue Bulletin during the term of this Note (the "Monthly Note Rate") and such accrued interest shall be added to the principal amount monthly at the end of each month and be due and payable on the Maturity Date.
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         (b) Commencing on January 1, 2003, interest under this Note shall accrue monthly on the principal amount on December 31, 2002 at a variable rate that is the greater of (i) the average interest rate paid by the Company during such month, as calculated under the Lender's credit facility with its primary lender (currently LaSalle Business Credit), and which rate shall be subject to adjustment as and when adjusted under the terms of such credit facility or any replacement credit facility or (ii) the Applicable Federal Rate published by the Internal Revenue Service each month in the Internal Revenue Bulletin during the term of this Note (the "Annual Note Rate" and together with the Monthly Note Rate, the "Note Rate") and such accrued interest shall be due and payable annually in arrears on the earlier of the fifteenth (15th) day of March or the Maturity Date.

         (c) The Company shall timely notify the Maker of the Note Rate to permit the Maker to remit payment in compliance with this Section 2.

         (d) The Maker agrees that the interest rate shall increase by 2% per annum above the Note Rate from and after the date of an Event of Default or after maturity, by acceleration or otherwise, or judgment, and such additional rate shall remain in effect until all unpaid principal and interest are satisfied in full.

         (e) Notwithstanding any provisions of this Note, the maximum rate of interest to be paid hereunder shall not exceed the maximum rate of interest permissible to be charged by the Holder under applicable laws. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

         3. Term of the Note. The term of the Note shall be the indicated Maturity Date; provided that the Maturity Date shall be affected by the termination of employment, disability or death of the Maker as follows:

         (a) In the event that (i) the Maker's employment with the Company is terminated for Cause as that term is defined in any employment agreement between the Maker and the Company in effect on the date of such termination or (ii) the Maker voluntarily terminates his employment with the Company, the Maturity Date of the Note shall be advanced to the date that is six months after the date of such termination, but in no event later than the Maturity Date.

         (b) In the event that the Maker's employment with the Company is terminated by the Company without Cause or in the event of the Maker's disability, in each case as defined in any employment agreement between the Maker and the Company in effect on the date of such termination or disability, or in the event of the Maker's death, the Maturity Date of the Note shall remain unaffected.

         4. The Maker agrees that (i) if Maker shall fail to make any of the payments required herein and fails to remedy such failure within thirty (30) days, (ii) if Maker shall suffer or permit the filing by or against him of any petition for relief, arrangement, reorganization or the like under any bankruptcy or insolvency law, make an assignment for the benefit of creditors or suffer or permit the appointment of a


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receiver for any party of his property; (iii) if any Event of Default shall occur under any agreement securing this Note or executed in connection with this Note; or (iv) if any Event of Default shall occur under any other liability, indebtedness or obligation of the Maker to the Holder (each of the events and circumstances in (i), (ii), (iii) and (iv) being an Event of Default), then, upon the happening of any such Event of Default, the entire indebtedness with accrued interest due under this Note and all other expenses, including, but not limited to, attorneys' fees incurred by the Holder in collecting or enforcing payment hereof, shall accelerate and become immediately due and payable at the option of the Holder without notice and without regard to the Maturity Date and the Holder may proceed to exercise any rights or remedies that it may have by law or at equity under this Note or any other agreement relating to the loan evidenced by this Note.

         5. Failure of the Holder to exercise its option to accelerate the indebtedness of this Note shall not constitute a waiver of the Holder's right to exercise the same in the event of any subsequent Event of Default.

         6. Unless applicable law provides otherwise, all payments received by the Holder under this Note shall, at the option of the Holder, be applied (a) to the then outstanding charges and expenses, including but not limited to attorneys' fees incurred by the Holder in sustaining and/or enforcing this Note or any security granted for this Note; then (b) to any unpaid and accrued interest; and finally, (c) to the outstanding principal indebtedness.

         7. The Holder's failure to insist upon the strict performance of any term herein shall not be deemed to be a waiver, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of all terms of this Note or any agreement securing this Note or executed in connection herewith.

         8. All amounts due under this Note are secured by the Maker's pledge to the Lender of shares of the Lender's common stock described in and pursuant to a Stock Pledge Agreement between the Maker and the Lender and dated the date hereof.

         9. THE MAKER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES HIS RIGHTS TO NOTICE AND HEARING AS ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE. THE MAKER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE, AND ALL RIGHTS UNDER ANY STATUTES OF LIMITATIONS. THE MAKER ACKNOWLEDGES THAT HE MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH HIS ATTORNEYS.

         10. THE MAKER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN


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CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A
PART AND/OR TO THE DEFENSE OR ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES, INCLUDING, WITHOUT LIMITATION, TORT CLAIMS. THE MAKER ACKNOWLEDGES
THAT HE MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH HIS ATTORNEYS.

         11. This Note and the provisions hereof shall inure to the benefit of the Holder, its successors and assigns and shall be binding upon the undersigned, his heirs, executors, administrators and assigns.

         12. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. The Maker submits to personal jurisdiction in the State of Connecticut for the enforcement of the Maker's obligations hereunder and under any agreement securing this Note, and the Maker waives all rights under the laws of any other state to object to jurisdiction within the State of Connecticut. If litigation is commenced, the Maker agrees that service of process may be made and personal jurisdiction over the Maker obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon the Maker by registered or certified mail to or by personal service at the last known address of the Maker.



                                               /s/ Bart C. Shuldman
                                              ---------------------------------
                                              BART C. SHULDMAN


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